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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the

                        Securities Exchange Act of 1934



               Date of report (Date of earliest event reported):
                               October 28, 2002


             Credit Suisse First Boston Mortgage Securities Corp.

            (Exact Name of Registrant as Specified in Its Charter)

Delaware                                    333-97955                          13-3320910
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(State or Other Jurisdiction                (Commission                        (IRS Employer
of Incorporation)                           File Number)                       Identification No.)

11 Madison Avenue, New York, New York                                             10010
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(Address of Principal Executive Offices)                                        (Zip Code)


Registrant's telephone number, including area code  (212) 325-2000
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         (Former Name or Former Address, if Changed Since Last Report)

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(Address of Principal Executive Offices)                                        (Zip Code)

Item 5.  Other Events.
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Attached hereto as Exhibit 99.1 are the "ABS Term Sheets" (as defined in the no-action letter dated February 17, 1995 issued by the Division of Corporation Finance of the Commission to the Public Securities Association) prepared and provided to the Registrant by Credit Suisse First Boston Corporation that are required to be filed pursuant to such letter. The ABS Term Sheets, listed as Exhibits 99.1 and 99.2 hereto, are filed on Form SE dated October 25, 2002.

Item 7.  Financial Statements and Exhibits.
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(a) Financial statements of businesses acquired:
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     Not applicable.

(b) Pro forma financial information:
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     Not applicable.

(c)  Exhibits:
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Exhibit No.       Description

99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated October 25, 2002.

99.2 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated October 25, 2002.

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date:   October 28, 2002

                                        CREDIT SUISSE FIRST BOSTON MORTGAGE
                                        SECURITIES CORP.




                                             By: /s/ Jeffrey Altabef
                                                 --------------------------
                                                 Name:    Jeffrey Altabef
                                                 Title:   Director

                                 EXHIBIT INDEX

          The following exhibits are filed herewith:


Exhibit No.
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99.1 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated October 25, 2002.

99.2 (P) ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE dated October 25, 2002.

                                 EXHIBIT 99.1
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      ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE

                                 EXHIBIT 99.2
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      ABS Term Sheets prepared by Credit Suisse First Boston Corporation filed on Form SE